UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2019

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On April 24, 2019, the Board of Directors (the “Board”) of Alphabet Inc. (the “Company”) appointed Robin L. Washington to serve as a member of the Board and the Leadership Development and Compensation Committee of the Board, effective April 25, 2019. There are no arrangements or understandings between Ms. Washington and any other persons pursuant to which Ms. Washington was selected as a director of the Company. There are no relationships or related transactions between Ms. Washington and the Company that would be required to be reported.

Ms. Washington has been the Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, since February 2014. She joined Gilead as Senior Vice President and Chief Financial Officer in May 2008. From January 2006 to June 2007, Ms. Washington served as Chief Financial Officer of Hyperion Solutions Corporation, an enterprise software company. Prior to Hyperion, Ms. Washington served in a number of executive positions with PeopleSoft, Inc., a provider of enterprise application software. Ms. Washington has also been a member of the board of directors of Honeywell International, Inc., a diversified technology and manufacturing company, since April 2013; and salesforce.com, inc., a provider of cloud-based customer relationship management platform, since September 2013. Ms. Washington also serves as a member of the Board of Visitors, Graziadio School of Business and Management, Pepperdine University; the Presidents Council & Ross Business School Advisory Board, University of Michigan; and the UCSF Benioff Children’s Hospital Oakland Board of Directors. Ms. Washington holds a Bachelor of Arts degree in business administration from the University of Michigan, a Master of Business Administration degree from Pepperdine University, and is a certified public accountant.

In connection with her appointment to the Board, Ms. Washington will be granted an initial equity award of $1,000,000 in the form of the Company’s Restricted Stock Units (“GSUs”) on the first Wednesday of the month following her appointment to the Board, with each GSU entitling Ms. Washington to receive one share of the Company’s Class C capital stock as the GSU vests. The exact number of GSUs comprising the grant will be calculated by dividing $1,000,000 by the closing price of the Company’s Class C capital stock on the trading day prior to grant. These GSUs will vest at the rate of 25% on the 25th day of the month in which the grant’s first anniversary occurs, and an additional 1/48th will vest on the 25th day of each month thereafter, subject to continued service on the Board on the applicable vesting dates. Following each of the Company’s annual stockholder meetings, Ms. Washington will also be eligible to receive the Company’s standard compensation arrangement for non-employee directors, which consists of an annual $350,000 GSU grant, vesting monthly over a period of four years, and an annual $75,000 cash retainer. The grant and payment following the 2019 annual stockholder meeting will be prorated based upon the time between the effective date of Ms. Washington’s appointment to the Board and the date of the 2019 annual stockholder meeting. The GSUs are subject to the terms and conditions of the Company’s 2012 Stock Plan and its related grant agreements. The Company will also reimburse Ms. Washington all reasonable expenses in connection with her services to the Company. A copy of the letter agreement between Ms. Washington and the Company is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Ms. Washington will execute the Company’s form of indemnification agreement, a copy of which has been filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 2, 2015.

In addition, on April 24, 2019, each of Eric E. Schmidt and Diane B. Greene agreed with the Board and its Nominating and Corporate Governance Committee that each of them will not stand for re-election to the Board at the expiration of their respective current terms, which will be at the 2019 annual meeting of stockholders. Such agreements did not result from any disagreement between the Company and each of Mr. Schmidt and Ms. Greene. Mr. Schmidt will continue to serve as a technical advisor to the Company with a salary of $1.

A copy of the press release announcing the above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Important Information

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE. SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND ITS DIRECTORS, OFFICERS AND AFFILIATES. INFORMATION REGARDING THE INTERESTS OF CERTAIN OF THE COMPANY’S DIRECTORS, OFFICERS AND AFFILIATES WILL BE AVAILABLE IN THE DEFINITIVE PROXY STATEMENT.

The Definitive Proxy Statement and any other relevant materials that will be filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov. In addition, the Definitive Proxy Statement (when available) and other relevant documents will also be available, without charge, by directing a request by mail to Attn: Investor Relations, Alphabet Inc., 1600 Amphitheater Parkway, Mountain View, California, 94043 or by contacting investor-relations@abc.xyz. The Definitive Proxy Statement and other relevant documents will also be available on the Company’s Investor Relations website at https://abc.xyz/investor/other/annual-meeting/.

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposals under the Definitive Proxy Statement under the rules of the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Definitive Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated April 24, 2019, between Robin L. Washington and Alphabet Inc.

10.4	Form of Indemnification Agreement (incorporated by reference from Current Report on Form 8-K (File No. 001-37580) filed on October 2, 2015

99.1	Press release of Alphabet Inc. dated April 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: April 30, 2019	/s/ Kathryn W. Hall

Kathryn W. Hall Assistant Secretary